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                                                                    Exhibit 10.5
                            MASTER TRUST AGREEMENT


     This Trust Agreement is made and entered into as of January 17, 2000 by and between Vencor, Inc. ("Vencor") and Norwest Bank Minnesota, National Association, a national banking association, as the Trustee (the "Trustee");

                                   Recitals
                                   --------

A. Vencor maintains Vencor, Inc. Retirement Savings Plan ("VRSP") and the Retirement Savings Plan for Certain Employees of Vencor and its Affiliates ("RSP"), each of which is intended to qualify under section 401(a) of the Internal Revenue Code of 1986 (together, the "Plans").

B. Vencor may decide in the future to designate additional defined contribution plans maintained by Vencor or an affiliate as Plans funded through this trust.

C. Vencor maintains a master trust fund with Wachovia Bank of North Carolina, N.A. as trustee (the "Prior Trustee"), and the Prior Trustee has indicated that it cannot accommodate Vencor's desire to provide daily pricing on all securities in the Plans.

D. The duties of the Prior Trustee will cease on January 31, 2000 and Vencor desires to enter into a master trust agreement effective February 1, 2000 which will amend and restate the trust agreement for the Plans.

E. The parties enter into this Agreement for the purpose of continuing the trust with Norwest Bank Minnesota National Association as successor Trustee.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:

                              ARTICLE 1--GENERAL
                                         -------

     1.1  Establishment.  Vencor hereby continues with Trustee as successor to
          -------------
the Prior Trustee, the Vencor Master 401(k) Trust. The Trust will consist of Investment Funds designated from time to time by the Committee, suitably distinct in investment characteristics and objectives, from which participants in the Plans may choose for investment of assets in their accounts. The Trustee shall allocate to and invest contributions as part of each Investment Fund pursuant to any investment directives made by the Participants and received from the Committee. Income from investments in each Investment Fund shall be reinvested in the same Investment Fund.
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     1.2  Acceptance of Trust.  The Trustee accepts its appointment as such,
          -------------------
effective February 1, 2000 (the "Effective Date").

     1.3  Part of Plans.  This Trust forms a part of the Plans for which funds
          -------------
are held hereunder. Vencor warrants that promptly upon the adoption of any amendment to a Plan it will furnish the Trustee with a copy of the amendment and with an appropriate certificate evidencing its due adoption. Vencor further agrees that no amendment of a Plan shall have the effect of changing the rights, duties, and liabilities of the Trustee without its written consent. The Trustee may rely on the latest Plan documents furnished it as above provided without further inquiry or verification.

     1.4  Certification of Fiduciaries and Administrator.  The Secretary or an
          ----------------------------------------------
Assistant Secretary of Vencor will certify to the Trustee the name of the person or persons who comprise the Retirement Committee or who otherwise have authority on behalf of Vencor to direct the Trustee as to disbursements from the Trust Fund for purposes of the Plan and the name of the person or persons who have authority on behalf of Vencor (including representatives of any plan service provider which Vencor may use from time to time) to communicate with the Trustee with respect to any other matters relating to the Trust Fund. The Trustee shall recognize the Retirement Committee as so certified as the administrator of each Plan within the meaning of the Plan document unless and until receipt from the Secretary of Vencor or an Assistant Secretary of Vencor of a certification evidencing the appointment of some other person or persons as said administrator. The Secretary or an Assistant Secretary of Vencor shall provide the Trustee with a specimen signature of each of the persons referred to above. Action by the Board of Directors of Vencor (or a committee thereof) will be certified by the Secretary or an Assistant Secretary of Vencor. The Trustee may rely on the latest relevant certificate without further inquiry or verification.

     1.5  Construction and Applicable Law.  This Trust is intended to constitute
          -------------------------------
a qualified trust under section 401(a) of the Internal Revenue Code and to be entitled to tax exemption under section 501(a) thereof. The Trustee may assume, until advised to the contrary, that the Trust is so qualified and is entitled to said tax exemption. It is also intended that this Trust be in full compliance with applicable requirements of the Plan. This Trust Agreement shall be construed and administered consistent with said intent.

     1.6  Committee. The Board of Directors of Vencor has, pursuant to the
          ---------
provisions of the Plans, appointed a Retirement Committee ("Committee") to administer the Plan, keep records of individual participant benefits, and notify each Participant of the amount of his benefits periodically. The operation of the Committee shall be governed by the terms of the Plans. Vencor will notify the Trustee of the names of the members of the Committee and of any changes in membership that may take place from time to time. The Committee, or its agent or designee, shall direct the Trustee in writing to make payments from the Trust Fund to Participants who qualify for such payments under the terms of the Plan. Such written order (which may be conveyed by facsimile) to the Trustee shall specify the name of the Participant,

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his Social Security number, his address, and the amount and frequency of such payments. The Trustee may request instructions in writing from the Committee, or its agent or designee, on other matters and may rely and act thereon. The Committee may further delegate its authority hereunder to direct the Trustee, and if it does so shall notify the Trustee in writing of that delegation. The Committee shall be responsible for the determination of individual accounts, and the Trustee need not segregate accounts among Participants for investment purposes, except as indicated in the Plans.

     1.7  Defined Terms.  All defined words and phrases in Article 1 of the
          -------------
VRSP, when used in this Trust Agreement, shall have the same meaning as given in
Article 1 of the VRSP, unless a different meaning is clearly required by the context.


                        ARTICLE 2--PARTICIPATING PLANS
                                   -------------------

     2.1  Participating Plans. Vencor may direct that plans other than VRSP and
          -------------------
RSP participate in the Trust provided that any such other plan:

          (a) is created or organized in the United States as a pension or profit sharing plan established by Vencor, or an affiliate of Vencor, for the exclusive benefit of employees and their beneficiaries;

          (b)  is qualified under Code section 401(a); and

          (c)  adopts this Trust as a trust for purposes of the plan.

A participating Plan may continue to participate so long as it satisfies the foregoing conditions. It shall be the duty of Vencor to notify the Trustee if such conditions cease to be satisfied with respect to any participating Plan, and in the absence of such notification, the Trustee shall be entitled to assume that a participating Plan continues to satisfy such conditions.

     2.2  Interest of Plan In Trust Fund. Vencor may specify that all or a part
          ------------------------------
of a Plan's interest in the Trust Fund be held in a segregated account for that Plan and invested separately from the remainder of the Trust Fund. In such event, assets of such segregated account shall be held and administered solely for that Plan. Except in cases of such segregation, no participating Plan shall have any right, title or interest in or to any specific asset of the Trust Fund, but shall have an undivided beneficial interest in the assets of the Trust Fund not so segregated.

     2.3  Withdrawal on Disqualification.  Upon receipt of notice from Vencor of
          ------------------------------
the disqualification under Code Section 401(a) of any participating Plan, the Trustee shall determine the value of the interest of such Plan in the Trust Fund and withdraw and segregate the interest of such Plan. The Trustee shall continue to hold the interest of a disqualified Plan as a separate trust, governed by the provisions of this Trust Agreement, until directed by Vencor to transfer such segregated interest pursuant to Section 2.4.

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     2.4  Transfer to Alternate Funding Agency. Vencor, by written direction
          ------------------------------------
delivered to the Trustee, may direct the withdrawal and transfer of assets constituting all or a part of the interest of a participating Plan in the Trust Fund to a successor funding agency, which may be the Trustee acting under a separate trust agreement. The Trustee shall make the transfer as soon as practicable, either in cash, or in the discretion of the Trustee, in other property or partly in cash and partly in other property.

     2.5  Merger or Split-up of Plans.  If two or more Plans are merged into a
          ---------------------------
single Plan, or if a Plan is divided into two or more Plans, the resulting Plan or Plans shall continue to participate in this Trust unless Vencor directs the Trustee to make a transfer of assets with respect to such Plan or Plans to an alternate funding agency pursuant to Section. 2.4. The Trustee shall make such adjustments of the accounts maintained for each Plan under Section. 3.3 as are appropriate to reflect any such merger or split-up of Plans.


                             ARTICLE 3--TRUST FUND
                                        ----------

     3.1  Composition.  All assets of the trust for the Plan(s) named in the
          -----------
recitals to this Trust Agreement, all other sums of money, securities and other property acceptable to the Trustee and received by it to be held in trust hereunder, as evidenced by its receipts, from whatever source received, together with all investments made therewith, the proceeds thereof, and all earnings and accumulations thereon, and the part thereof from time to time remaining, shall be held and administered by the Trustee, in trust, in a fund referred to herein as the "Trust Fund," in accordance with the terms and provisions hereof. The Trust Fund shall be held, administered, and disbursed by the Trustee without distinction between principal and income.

     3.2  Contributions.  The Trustee shall have no duty to require any
          -------------
contributions to be made to it, to determine that the contributions received by it comply with the provisions of the Plans or with any applicable resolution of the board of directors of any Participating Employer providing therefor, or to collect any contributions payable to it pursuant to the Plans. The responsibility of the Trustee shall be limited to the sums of money, securities, and other property actually received by it.

     3.3  Separate Accounting For Each Plan.  The Trustee need not maintain
          ---------------------------------
separate accounts to reflect the interest of each Plan participating in the Trust Fund.

     3.4  Exclusive Benefit of Participants and Beneficiaries.  The Trust Fund
          ---------------------------------------------------
shall be used for the exclusive benefit of the Participants and their beneficiaries covered by the participating Plans. No assets of any participating Plan shall be available to pay benefits to participants and their beneficiaries of any other participating Plan. Nothing herein, however, shall be construed to prevent any right of return or refund of assets of the Trust Fund to an employer as authorized under any participating Plan or to restrict the use of such assets for the payment of taxes,

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expenses of administration or other charges properly assessed against the Trust
Fund under any participating Plan or pursuant to this Trust Agreement.

                              ARTICLE 4--TRUSTEE
                                         -------

     4.1  General Responsibility.  The general responsibilities of the Trustee
          ----------------------
shall be as follows:

          (a) The Trustee shall hold, administer, invest and reinvest, and disburse the Trust Fund in accordance with the powers and subject to the restrictions stated herein.

          (b) The Trustee shall disburse monies and other properties from the Trust Fund on direction of Vencor pursuant to the provisions of the Plans at the time or times to the payee or payees specified by Vencor in directions to the Trustee in such form as the Trustee may reasonably require. The Trustee shall be under no liability for any distribution made by it pursuant to such directions and shall be under no duty to make inquiry as to whether any distribution made by it pursuant to any such direction is made pursuant to the provisions of the Plans. The receipt of the payee shall constitute a full acquittance to the Trustee.

          (c) The Trustee shall have the responsibilities, if any, expressly allocated to it by the Plans. Except as responsibilities may be expressly so allocated, the Trustee in its capacity as such shall have no responsibility or authority with respect to the operation and administration of the Plans, and the rights, powers, and duties of the Trustee shall be governed solely by the terms of this Trust Agreement without reference to the provisions of the Plans.

     4.2  Powers of Trustee.  The Trustee shall have the right, power, and
          -----------------
authority to take any action and to enter into and carry out every agreement with respect to the Trust Fund that may be necessary or advisable to discharge its responsibilities hereunder, and without limiting the generality of the foregoing and in addition to all other powers and authorities herein elsewhere specifically granted to the Trustee, the Trustee shall have the following powers and authorities to be exercised in its absolute discretion, except as otherwise expressly provided herein:

          (a) To hold securities and other properties in bearer form or in the name of a nominee or nominees without disclosing any fiduciary relationship; provided, however, that on the books and records of the Trustee such securities and properties shall constantly be shown to be a part of the Trust Fund, and no such registration or holding by the Trustee shall relieve it from liability for the safe custody and proper disposition of such securities and properties in accordance with the terms and provisions hereof.

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          (b)  To sell, grant options to buy, transfer, assign, convey, exchange, mortgage, pledge, lease or otherwise dispose of any of the properties comprising the Trust Fund at such prices and on such terms and in such manner as it may deem proper, and for terms within or extending beyond the duration of the Trust.

          (c) To manage, administer, operate, lease for any number of years, regardless of any restrictions on leases made by fiduciaries, develop, improve, repair, alter, demolish, mortgage, pledge, grant options with respect to, or otherwise deal with any real property or interest therein at any time held by it; and to cause to be formed a corporation or trust to hold title to any such real property with the aforesaid powers, all upon such terms and conditions as may be deemed advisable.

          (d) To renew or extend or participate in the renewal or extension of any note, bond or other evidence of indebtedness, or any other contract or lease, or to exchange the same, or to agree to a reduction in the rate of interest or rent thereon or to any other modification or change in the terms thereof, or of the security therefor, or any guaranty thereof, in any manner and to any extent that it may deem advisable in its absolute discretion; to waive any default, whether in the performance of any covenant or condition of any such note, bond or other evidence of indebtedness, or any other contract or lease, or of the security therefor, and to carry the same past due or to enforce any such default as it may in its absolute discretion deem advisable; to exercise and enforce any and all rights to foreclose, to bid in property on foreclosure; to exercise and enforce in any action, suit, or proceeding at law or in equity any rights or remedies in respect to any such note, bond or other evidence of indebtedness, or any other contract or lease, or the security therefor; to pay, compromise, and discharge with the funds of the Trust Fund any and all liens, charges, or encumbrances upon the same, in its absolute discretion, and to make, execute, and deliver any and all instruments, contracts, or agreements necessary or proper for the accomplishment of any of the foregoing powers.

          (e) To use the assets of the Trust Fund, whether principal or income, for the purpose of improving, maintaining, or protecting property acquired by the Trust Fund, and to pay, compromise, and discharge with the assets of the Trust Fund any and all liens, charges, or encumbrances at any time upon the same.

          (f) To hold uninvested such cash funds as may appear reasonably necessary to meet the anticipated cash requirements of the Plan(s) from time to time and to deposit the same or any part thereof, either separately or together

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               with other trust funds under the control of the Trustee, in its own deposit department or to deposit the same in its name as Trustee in such other depositories as it may select.

          (g) To receive, collect, and give receipts for every item of income or principal of the Trust Fund.

          (h) To institute, prosecute, maintain, or defend any proceeding at law or in equity concerning the Trust Fund or the assets thereof, at the sole cost and expense of the Trust Fund, and to compromise, settle, and adjust any claims and liabilities asserted against or in favor of the Trust Fund or of the Trustee; but the Trustee shall be under no duty or obligation to institute, maintain, or defend any action, suit, or other legal proceeding unless it shall have been indemnified to its satisfaction against any and all loss, cost, expense, and liability it may sustain or anticipate by reason thereof.

          (i) To vote all stocks and to exercise all rights incident to the ownership of stocks, bonds, or other securities or properties held in the Trust Fund and to issue proxies to vote such stocks; to enter into voting trusts for such period and upon such terms as it may determine; to give general or special proxies or powers of attorney, with or without substitution; to sell or exercise any and all subscription rights and conversion privileges; to sell or retain any and all stock dividends; to oppose, consent to, or join in any plan of reorganization, readjustment, merger, or consolidation in respect to any corporation whose stocks, bonds, or other securities are a part of the Trust Fund, including becoming a member of any stockholders' or bondholders' committee; to accept and hold any new securities issued pursuant to any plan of reorganization, readjustment, merger, consolidation, or liquidation; to pay any assessments on stocks or securities or to relinquish the same; and to otherwise exercise any and all rights and powers to deal in and with the securities and properties held in the Trust Fund in the same manner and to the same extent as any individual owner and holder thereof might do.

          (j) To make application for any contract issued by an insurance company to be purchased under a Plan, to accept and hold any such contract, and to assign and deliver any such contract.

          (k) To employ such agents, experts, counsel, and other persons (any of whom may also be employed by or represent the Participating Employers) deemed by the Trustee to be necessary or proper for the administration of the Trust; to rely and act on information and advice furnished by such agents, experts, counsel, and other persons; and to pay their reasonable

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               expenses and compensation for services to the Trust from the
               Trust Fund. Notwithstanding the foregoing, no person so serving may receive compensation from the Trust Fund for fiduciary services if such person, natural or otherwise, is affiliated with Vencor, and no person so serving who already receives full-time pay from any Participating Employer shall receive compensation from the Trust Fund, except for reimbursement of expenses properly and actually incurred.

          (l) To pay out of the Trust Fund all real and personal property taxes, income taxes, and other taxes of any and all kinds levied or assessed under existing or future laws against the Trust Fund, without any approval or direction of Vencor.

          (m) To pay any estate, inheritance, income, or other tax, charge, or assessment attributable to any benefit which, in the Trustee 's opinion, it shall be or may be required to pay out of such benefit; and to require, before making any payment, such release or other document from any taxing authority and such indemnity from the intended payee as the Trustee shall deem necessary for its protection.

          (n) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery thereof until final adjudication is made by a court of competent jurisdiction.

          (o) To provide ancillary services to the Trust for not more than reasonable compensation.

          (p) To serve not only as Trustee but also in any other fiduciary capacity with respect to the Plans pursuant to such agreements or practices as the Trustee considers necessary or appropriate under the circumstances.

          (q) To participate in and use the Federal Book-entry Account System (a service provided by the Federal Reserve Bank for its member banks for deposit of Treasury securities), or to use the Depository Trust Company, Midwest Trust Company or other generally accepted central depositories.

          (r) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted to the Trustee.

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          (s)  To bring action before any court of competent jurisdiction for instructions with respect to any matter pertaining to the interpretation of this Trust Agreement or the administration of the Trust Fund.

     4.3  Compensation and Expenses.  The Trustee shall be entitled to receive
          -------------------------
such reasonable compensation for its services as Trustee or in any other capacity in connection with the Plans as may be agreed upon with Vencor. Its initial fees shall be as set forth on Annex A hereto, which fees may not increase prior to January 31, 2003. Except for the restriction on changes in the preceding sentence, the Trustee's fees may be amended at any time by 60 days advance written notice from the Trustee to the Committee, provided that, if the Committee objects in writing to the change within that 60 days period, the fees may not change as so noted, although the Trustee reserves the right to resign if no change is agreed upon. Such fees shall be deducted by the Trustee from the earnings or corpus of the Trust Fund, unless first paid by the Employer, with the exception of any expenses which are specifically indicated on Annex A as requiring Employer direction before payment from the Trust. The Trustee shall be entitled to reimbursement for all reasonable and necessary costs, expenses, and disbursements incurred by it in the performance of such services, including costs, expenses and disbursements relating to representation of the Trust Fund's interests in Vencor's bankruptcy proceedings. All necessary expenses that may arise in connection with the administration of the Plans and Trust will be paid from the Trust, unless otherwise paid by the Employer.

     4.4  Records and Accountings.  The Trustee shall keep accurate and detailed
          -----------------------
records and accounts of all investments, receipts, and disbursements, and other transactions hereunder, and all records, books, and accounts relating thereto shall be open to inspection by any person designated by Vencor at all reasonable times. Within 30 days following the close of each calendar month, quarter and year, the Trustee shall file with the Employer a written report setting forth all investments, receipts and disbursements and other transactions during such period. Such reports shall contain an exact description of all securities purchased, exchanged or sold, the cost or net proceeds of sale, and shall show the securities and investments held at the end of such period, and the cost of each item, as carried on the books of the Trustee. The accounting shall also furnish Vencor such other information as the Trustee may possess and as may be necessary for them to comply with the reporting requirements of the Plan. If the fair market value of an asset in the Trust Fund is not available, when necessary for accounting or reporting purposes the fair value of the asset shall be determined in good faith by the Trustee, assuming an orderly liquidation at the time of such determination. If there is a disagreement between the Trustee and anyone as to any act or transaction reported in an accounting, the Trustee shall have the right to have its account settled by a court of competent jurisdiction. The Trustee shall make such other reports as may be agreed upon with Vencor.

     4.5  Record Retention.  The Trustee shall retain its records relating to
          ----------------
the Trust as long as necessary for the proper administration thereof and at least for any period required by the Plan or other applicable law.

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                            ARTICLE 5--INVESTMENTS
                                       -----------

     5.1  General.  Except as otherwise expressly provided herein, the Trustee
          -------
shall invest and reinvest the Trust Fund in such securities or other property consistent with the investment objectives set forth in the Plans or by the Committee from time to time, and without limiting the generality of the foregoing, shall also be subject to the following:

          (a) Investments shall be as consistent as reasonably possible with any funding policy communicated to the Trustee in writing by Vencor pursuant to the Plan(s). The Trustee may rely on the latest such communication received by it without further inquiry or verification.

          (b) The Trustee may invest and reinvest principal and income of the Trust Fund in common, preferred, and other stocks of any corporation; voting trust certificates; interests in investment trusts, including, without limiting the generality thereof, participations issued by an investment company as defined in the Investment Company Act of 1940, as from time to time amended; bonds, notes, and debentures, secured or unsecured; mortgages on real or personal property; conditional sales contracts; real estate and leases; and limited partnerships.

          (c) The Trustee shall have full power and authority to invest money or assets of this trust in any collective investment fund of a bank or trust company consisting of assets of employee benefit trusts and qualifying as a group trust under Section 401 of the Code. The governing document of any such fund in which assets of this trust are invested is hereby incorporated and made a part hereof as if fully set forth at length herein. Assets of this trust invested in such fund shall be held and administered by the trustee of the fund in accordance with the terms of and under the powers granted in said governing document.

          (d) The Trustee may invest and reinvest the principal and income of the Trust Fund by investing in an annuity contract or contracts (including any agreement or agreements supplemental thereto) issued by an insurance company.

          (e) The Trust is currently invested in the common stock of Vencor and Ventas, Inc. (which was acquired by the Trust Fund upon a spinnoff from Vencor) (together, "Company Stock") although future investments in Company Stock ceased prior to the effective date of this Agreement, in the case of Ventas, Inc. because it was no longer affiliated with Vencor, and, in the case of Vencor stock, due to the loss of market liquidity and declining value of the stock.

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

          (f) If Company Stock is directed by a Participant to be sold as allowed by the Plan, and if there is no generally recognized market for such securities, the sale shall be for not less than fair market value, as determined in good faith by the Trustee.
               In no event may a commission be charged to the Trust Fund for the private purchase or sale of Company Stock.

          (g) The Trustee may invest and reinvest principal and income of the Trust Fund in deposits (including savings accounts, savings certificates, and similar interest-bearing instruments or accounts) in itself or its affiliates, provided such deposits bear a reasonable rate of interest.

          (h) The Trustee may lend any securities or security from time to time constituting a part of the Trust Fund in exchange for such consideration and upon such terms and conditions as the Trustee deems appropriate. In any such transaction the Trustee may transfer legal title to the securities being loaned to the obligor, and may permit the obligor to return to the Trust Fund securities that are identical (but not necessarily evidenced by the same certificates) to those transferred to it by the Trustee hereunder.

          (i) The Trustee may transfer, at any time and from time to time, all or any part of the funds of the Trust to any trust which is qualified under section 401(a) and exempt under section 501(a) of the Internal Revenue Code and is maintained as a medium for the pooling of a portion of the funds of pension and profit sharing trusts for diversifying investments, and may execute such documents and other instruments as may be necessary in connection therewith. The terms and provisions of any such trust shall, upon such transfer and execution, be incorporated by reference into this Trust Agreement to the extent of the assets so transferred.

     5.2  Appointment of Investment Adviser as Investment Manager.  Vencor may
          -------------------------------------------------------
appoint one or more parties that are registered as investment advisers under the Investment Advisers Act of 1940 to serve as an investment manager as specified in the Plan. The appointment of any such investment manager and investment of the Trust Fund pursuant to such appointment shall be subject to the following, notwithstanding any provisions hereof to the contrary:

          (a) Written notice of each such appointment shall be given to the Trustee a reasonable time in advance of the effective date of the appointment. The notice shall state what portion of the Trust Fund is to be invested by the investment manager and shall direct the Trustee to segregate such portion of the Trust Fund into a separate account for the investment manager. Each such separate account is referred to in this section as an Investment Account.

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

          (b) The Trustee shall not act on any direction or instruction of the investment manager until the Trustee has been furnished with an acknowledgement in writing by the investment manager that it is a fiduciary with respect to the Investment Account.

          (c) There shall be a written agreement between Vencor and each investment manager. The Trustee shall receive a copy of each such agreement and all amendments thereto and shall give written acknowledgement of receipt of same. Each agreement with an investment manager shall provide that:

               (1) All directions given by an investment manager to the Trustee shall be in writing, signed by an officer or partner of the investment manager or by such other person as may be designated in writing by the investment manager; provided that the Trustee shall accept oral directions for the purchase or sale of securities, which shall be confirmed by such authorized personnel of the investment manager in writing;

               (2) All settlements of purchases and sales shall be in the city where the Trustee is located, or such other place as the Trustee may direct;

               (3) In all events the Trustee is to retain physical custody of or title to all assets included in an Investment Account; and

               (4) Vencor, by written notice to the investment manager and the Trustee, may modify or terminate the authority of the investment manager.

          (d) Payment of the cost of the acquisition, sale, or exchange of any security or other property for an Investment Account shall be charged to that Investment Account unless the agreement between Vencor and investment manager provides otherwise.

          (e) So long as the appointment of an investment manager is in effect, the investment manager shall have full power and authority to direct the Trustee as to, and full responsibility for, investment of its Investment Account and for the retention and disposition of any assets in its Investment Account. Subject to any limitations in the agreement between Vencor and the investment manager, the investment manager shall have the same investment discretion as is accorded the Trustee under Sec. 5.1. The Trustee may invest any portion of an Investment Account that would otherwise be held in cash but has no obligation to do so.

          (f) Unless the written agreement between Vencor and investment manager expressly provides to the contrary, the Trustee shall have the voting power with respect to all stocks and other securities in the Investment Account.

          (g) The Trustee shall make available to an investment manager copies of or extracts from such portions of its accounts, books, or records relating to the Investment Account of such investment manager as the Trustee may deem necessary or appropriate in connection with the exercise of the investment manager's function, or as Vencor may direct.

          (h) All charges (other than those covered in subsection (d) above) against each Investment Account shall be made in such proportions as Vencor may direct from time to time.

          (i) If the authority of an investment manager is terminated and a successor investment manager is not appointed, the assets held in its Investment Account may or may not continue to be segregated as the Trustee may determine. Until receipt of written notice of the termination of the authority of an investment manager, the Trustee shall be fully protected in assuming the continuing authority of such investment manager.

          (j) Any direction by an investment manager shall be complete as to the terms with respect thereto, it being intended that the Trustee shall have no obligation whatsoever to invest or otherwise manage any asset of an Investment Account.

          (k) Vencor agrees to indemnify the Trustee for and to hold it harmless against any and all liabilities, losses, costs, or expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by, or asserted against the Trustee at any time by reason of action taken in accordance with directions of an investment manager or action omitted because no such directions are given. However, no such indemnification shall be required in any case in which such liabilities, losses, costs, or expenses are incurred by the Trustee because it participated knowingly in, or knowingly undertook to conceal, an act or omission of an investment manager, knowing such act or omission was a breach of fiduciary duty by said investment manager.

     5.3  Committee Directed Investment Funds; Participant Directed Accounts.
          ------------------------------------------------------------------
The Trustee shall be a directed Trustee only, with no discretionary authority or responsibility, with respect to the assets of the Plans allocated or allocable to the accounts of the Participants. The Committee, as a named fiduciary, shall be solely responsible for the investment of the assets of the Plans allocated or allocable to the accounts of Participants (except as provided more specifically in paragraph (i) immediately below or by Section 5.2 of the Trust). Without limitation, the Committee, as named fiduciary:

     (a) shall be responsible for investing such assets, except to the extent that such investment responsibility is delegated to one or more investment managers (other than the Trustee) under Section 403(a)(2) of ERISA;

     (b) shall, to the extent that Participants and their Beneficiaries are given the right to direct the investment of their accounts, be the fiduciary to whom Participants and Beneficiaries are entitled to give such investment directions and the fiduciary responsible for carrying out such investment directions (by directing the Trustee or otherwise);

     (c) shall be responsible for any loss, or by reason of any breach, which results from the Participant's or Beneficiary's exercise of control over his account, except to the extent that Section 404(c) of ERISA provides otherwise;

     (d) shall be responsible for determining whether the documents and instruments governing the investment of the assets allocated or allocable to the accounts are consistent with the provisions of Titles I and IV of ERISA, and if not, investing such assets in accordance with Titles I and IV of ERISA notwithstanding such documents and instruments;

     (e) all directions given by the Retirement Committee to the Trustee shall be in writing, signed by the duly authorized person or persons; provided that the Trustee shall accept oral directions for the purchase or sale of securities which shall be confirmed by such authorized personnel in writing; and

     (f) any direction by the Retirement Committee shall be complete as to its terms, it being intended that the Trustee shall have no obligation whatsoever to invest or otherwise manage any asset of the Trust Fund.

Notwithstanding the above, the Trustee shall be responsible for voting all securities held by the Trust, including Company Stock, and for making decisions about tender of Company Stock if a tender offer, reorganization, or other corporate transaction requires an investment decision, and shall be responsible for prudently carrying out the investment instructions conveyed to it with care, skill and diligence normally exercised by prudent persons familiar with like matters. If a proxy is solicited on mutual fund shares held in the Trust with regard to an issue that might increase fees within the fund or alter its investment policy, the Trustee shall promptly notify the Committee in writing, and shall not vote that proxy unless and until directed by the Committee how to vote.

                         ARTICLE 6--CHANGE IN TRUSTEE
                                    -----------------

     6.1  Resignation.  The Trustee may resign at any time by giving 60 days'
          -----------
advance written notice to Vencor.

     6.2  Removal.  Vencor may remove the Trustee by giving 60 days' advance
          -------
written notice to the Trustee.

     6.3  Successor.  In the event of the resignation or removal of the Trustee,
          ---------
Vencor shall promptly appoint a successor. If no appointment of a successor is made by Vencor within a reasonable time after resignation or removal of the Trustee, any court of competent jurisdiction may appoint a successor, after such notice, if any, solely to Vencor and the retiring Trustee, as such court may deem proper and suitable. The retiring Trustee shall be furnished with written notice from Vencor or the court, as the case may be, of the appointment of the successor, and shall also be furnished with written evidence of the successor's acceptance of the trusteeship. Only then shall the retiring Trustee cease to be such.

     6.4  Duties on Succession.  Every successor Trustee accepting a trusteeship
          --------------------
under this Trust Agreement shall have all the right, title, powers, duties, exemptions, and limitations of the predecessor Trustee hereunder. No predecessor Trustee shall have any right, title, or interest in the Trust Fund except as hereinafter provided. The Trustee shall, upon the appointment and acceptance of a successor Trustee, transfer and deliver the assets of the Trust Fund to the successor, after reserving such reasonable amount as it shall deem necessary to provide for its fees and expenses and any sums chargeable against the Trust Fund for which it may be liable. Any predecessor Trustee shall do all acts necessary to vest title of record in the successor Trustee. If any assets in the Trust Fund have been invested in a common or collective trust fund, the predecessor shall cause such investment to be liquidated at the earliest practical time after notice has been given or received by the predecessor of the resignation or removal. No person becoming a Trustee hereunder shall be in any way liable or responsible for anything done or omitted to be done by any Trustee prior to such person's acceptance of the trusteeship, nor shall such person have any duty to examine the administration of the Trust prior to such acceptance.

     6.5  Changes in Organization of Trustee.  If any Trustee acting hereunder
          ----------------------------------
is merged with another corporation or association, or is succeeded by another corporation or association, through consolidation or otherwise, the acquiring corporation or association shall thereupon become Trustee hereunder. When authorized by statute or court order any Trustee acting hereunder may permit itself to be succeeded as such Trustee by another corporation or association in which case the acquiring corporation or association shall thereupon become Trustee hereunder. In each case the acquiring corporation or association shall be Trustee of the Trust as though specifically so named herein. Notwithstanding the foregoing provisions of this section, an acquiring corporation or association shall become Trustee hereunder only if it has trust powers and is formed under the laws of the United States of America or any subdivision thereof.

                           ARTICLE 7--MISCELLANEOUS
                                      -------------

     7.1  Benefits May Not Be Assigned or Alienated.  None of the benefits under
          -----------------------------------------
the Plans are subject to the claims of creditors of Participants, Former Participants or their Beneficiaries and will not be subject to attachment, garnishment or any other legal process. Neither a Participant, a Former Participant, a Beneficiary, a contingent Beneficiary, nor a spouse may assign, sell borrow on or otherwise encumber any of his beneficial interest in this Trust nor shall any such benefits be in any manner liable for or subject to the deeds, contracts, liabilities, engagements, or torts of any Participant, terminated Participant, Beneficiary, contingent Beneficiary or spouse. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined by the Committee to be a qualified domestic relations order, as defined in Section 414(p) of the Code.

     7.2  Evidence.  Evidence required of anyone under this Trust Agreement may
          --------
be by certificate, affidavit, document, or other instrument which the person acting in reliance thereon considers to be pertinent and reliable, and to be signed, made, or presented by the proper party.

     7.3  Dealings of Others With Trustee.  No person (corporate or individual)
          -------------------------------
dealing with the Trustee shall be required to see to the application of any money paid or property delivered to the Trustee or to determine whether the Trustee is acting pursuant to any authority granted to it under this Trust Agreement.

     7.4  Audits.  Vencor shall have the right to cause the books, records, and
          ------
accounts of the Trustee that relate to the Trust to be examined and audited by independent auditors designated by Vencor at such times as Vencor may determine, and the Trustee shall make such books, records, and accounts available for such purposes at all reasonable times.

     7.5  Trustee  Warranty Against Conviction.  A person accepting trusteeship
          ------------------------------------
hereunder warrants that such person has not been convicted of or imprisoned for a crime preventing such person from serving as Trustee hereunder.

     7.6  Successor Employers.  The provisions of this Trust Agreement shall be
          -------------------
binding on each Participating Employer and its successors. If a successor to a Participating Employer or a purchaser of all or substantially all of its assets elects to continue the Trust, such successor or purchaser shall be substituted for the Participating Employer under this Trust Agreement.

     7.7  Waiver of Notice.  Any notice required under this Trust Agreement may
          ----------------
be waived by the person entitled thereto.

     7.8  Headings.  Headings at the beginning of articles and sections are for
          --------
convenience of reference, shall not be considered a part of this Trust Agreement, and shall not influence its construction.

     7.9   Use of Compounds of Word "Here".  Use of the words "hereof",
           -------------------------------
"herein", "hereunder", or similar compounds of the word "here" shall mean and refer to the entire Trust Agreement unless the context clearly indicates otherwise.

     7.10  Construed as a Whole.  The provisions of this Trust Agreement shall
           --------------------
be construed as a whole in such manner as to carry out the provisions thereof and shall not be construed separately without relation to the context.

     7.11  Counterparts.  This Trust Agreement may be executed in any number of
           ------------
counterparts, each of which shall be deemed an original. Such counterparts shall constitute but one and the same instrument, which may be sufficiently evidenced by any one counterpart.

     7.12  Law Controlling.  This Trust Agreement is made in contemplation of
           ---------------
the laws of the State of Minnesota and shall be construed in accordance with the laws thereof, except where such laws are superseded by Act or the Code, in which case such Act or law shall control.

                      ARTICLE 8--AMENDMENT AND TERMINATION
                                 -------------------------

     8.1  No Diversion.  The Trust Fund shall be for the exclusive purpose of
          ------------
providing benefits to participants under the Plans and their beneficiaries and defraying reasonable expenses of administering the Plans. Such expenses may include premiums for the bonding of Plan officials required by the Plan document or applicable law. No part of the corpus or income of the Trust Fund may be used for, or diverted to, purposes other than for the exclusive benefit of participants under the Plans or their beneficiaries. Notwithstanding the foregoing, all contributions made by the Employer are expressly conditioned upon the initial and continued qualification of the Plans under the Code, and upon the deductibility of contributions made to the Plans under Section 404 of the Code. Upon the Employer's request, a contribution which is made by a mistake of fact, or conditioned upon qualification of the Plans, or any amendment thereof, or upon the deductibility of contributions, shall be refunded to the Employer within one year after the payment of the contribution, the denial of the qualification or the disallowance of the deduction (to the extent disallowed), whichever is applicable. After the termination of a Plan and the satisfaction of all liabilities of that Plan to participants and their beneficiaries, any residual assets remaining in the Trust Fund attributable to that Plan shall be returned to such Participating Employer or Employers as Vencor may specify. In the case of any such return of contribution Vencor shall cause such adjustment to be made to the Accounts of Participants as it considers fair and equitable under the circumstances resulting in the return of such contribution.

     8.2  Amendment.  Subject to the provisions of Section 8.1 hereof, this
          ---------
Trust Agreement may be amended at any time or from time to time and in any manner by written agreement of the Trustee and Vencor, and the provisions of any such amendment may be made applicable to the Trust Fund as constituted at the time of the amendment as well as to the part of the Trust Fund subsequently acquired. No amendment or modification shall operate to deprive any Participant, Former Participant, Beneficiary, contingent Beneficiary, or spouse of any vested rights or benefits accrued to him prior to such amendment or modification, nor shall any amendment or modification cause or authorize any part of the funds of the Trust to revert to or be refunded to the Employer, except as indicated in the Plans. Moreover, no amendment to the Plans or Trust shall decrease the balance of a Participant's Individual Account or eliminate an optional form of benefit, except as allowed by ERISA or the Code.

     8.3  Termination of Plan.  If all the Plans are terminated, this Trust
          -------------------
shall nevertheless continue in effect until the Trust Fund has been distributed in accordance with the provisions of the Plans pursuant to directions under
Section 4.1(c) hereof.

     8.4  Transfer to Other Funding Agency.  If pursuant to directions under
          --------------------------------
Section 4.1(c) hereof the entire Trust Fund is transferred to a funding agency for the Plans that is not a trustee, this Trust shall thereupon terminate.


                        ARTICLE 9--LIABILITY OF TRUSTEE
                                   --------------------

     9.1  Factual Matters.  The Trustee shall be fully protected in relying upon
          ---------------
the existence of any fact or state of facts represented to it in writing by the Employer or the Committee.

     9.2  Indemnity.  Except with respect to fiduciary responsibility for any
          ---------
error or loss that may result by reason of the exercise or non-exercise of that fiduciary responsibility which is allocated to the Trustee hereunder which is determined to be the result of the Trustee's own negligence or willful misconduct, the Employer shall indemnify the Trustee, directly from the Employer's own assets (including the proceeds of any insurance policy the premiums of which are paid from the Employer's own assets), from and against any and all claims, demands, losses, damages, expenses (including, by way of illustration and not limitation, reasonable attorneys' fees and other legal and litigation costs), judgments and liabilities arising from, out of, or in connection with the administration of the Plans and Trust. The Trustee shall not be liable for any action taken by the Trustee or any failure to act by the Trustee if the action taken or the failure to act was directed by the Administrator, the Committee, the Company, or an Investment Manager or any other named fiduciary, if the Trustee reasonably relied on such direction and the Trustee reasonably believed such direction was consistent with the Act.

     9.3  Survival.  The indemnity provided by Section 9.2 shall survive the
          --------
termination of this Trust Agreement.

     9.4  Duty of Care.  The Trustee shall discharge its duties hereunder with
          ------------
the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     9.5  Benefit Payments.  The Trustee shall be under no obligation to
          ----------------
determine the amount of benefits to which Participants or their beneficiaries will be entitled or to keep any records of the respective interest of any individual Participant or beneficiary in the Plans. The Trustee, upon written instructions from the Committee, shall make payments to the Participants who qualify for such benefits. The Trustee shall have no liability to the Employer, Committee, or to any other person in making such payments. The Trustee shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to benefits and shall have discharged its obligation in that respect when it shall have sent checks, securities and other papers by ordinary mail to such person or persons and addresses as may be certified to it in writing by the Committee.

     9.6  No Guarantee.  It is recognized that the Trustee does not guarantee
          ------------
the assets of the Trust from loss or depreciation and shall be liable only for failure to discharge his duties in accordance with this Trust Agreement.

     9.7  Prior Trustee.  Trustee shall not be liable, responsible, or required
          -------------
to account to Vencor for the acts of Prior Trustee under the Trust, shall be entitled to indemnity pursurant to Section 9.2 hereof therefor, and shall be liable under the Trust as provided herein and only with respect to the assets of the Trust and the accounts and records of the Trust when, and if, delivered to it. Trustee agrees to discharge all the duties, obligations and responsibilities imposed on the Trustee in accordance with the terms of the Trust.

          IN WITNESS WHEREOF, Vencor and the Trustee have caused this Trust Agreement to be executed by their duly authorized officers as of the day and year first above written, to be effective on the Effective Date.



NORWEST BANK MINNESOTA,           VENCOR, INC.
NATIONAL ASSOCIATION


By:__________________________     By:______________________________


Name:________________________     Name:____________________________
         (please print)                      (please print)

Title:_______________________     Title:___________________________

Date:________________________     Date:____________________________

                                  ANNEX A TO
                            MASTER TRUST AGREEMENT

                             Trustee Fee Schedule
                             --------------------